                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-71670) pertaining to the Williams Energy Partners Long-Term Incentive Plan of our report dated April 11, 2002, with respect to the consolidated financial statements of Williams Energy Partners included in this Current Report on Form 8-K.

                                                Ernst & Young LLP

Tulsa, Oklahoma
April 30, 2002